Subsequent Events	12 Months Ended
Dec. 31, 2017
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Subsequent Events
29.	Subsequent Events

Declaration of Dividend

On March 21, 2018, the Board of Directors declared a dividend in the amount of $0.09 per common share as per the Company’s stated dividend policy whereby the quarterly dividend will be equal to 30% of the average of the operating cash flow of the previous four quarters. This dividend is payable to shareholders of record on April 6, 2018 and is expected to be distributed on or about April 20, 2018. The Company has implemented a dividend reinvestment plan (“DRIP”) whereby shareholders can elect to have dividends reinvested directly into additional Wheaton common shares at a discount of 3% of the Average Market Price, as defined in the DRIP.

Restructuring of San Dimas Precious Metal Purchase Agreement

On January 12, 2018, Primero announced that they had entered into a definitive agreement whereby First Majestic will acquire all of the issued and outstanding common shares of Primero (the “Arrangement”). In conjunction with the proposed Arrangement, the Company has agreed to terminate the existing Primero SPA (Note 11) and enter into a new precious metal purchase agreement with First Majestic relating to the San Dimas mine (the “San Dimas PMPA”). Under the terms of the new stream, the Company will be entitled to an amount of gold equal to 25% of gold production from San Dimas plus an additional amount of gold equal to 25% of silver production from San Dimas converted to gold at a fixed gold to silver exchange ratio of 70:1[1].

As consideration for terminating the existing Primero SPA, in addition to the new stream, the Company will receive 20,914,590 First Majestic common shares reflecting an aggregate value of $151 million[2] (the “First Majestic Shares”). The First Majestic Shares will represent approximately 11% of First Majestic’s current issued and outstanding shares and will be subject to a six month hold period (subject to certain exceptions) with volume selling restrictions thereafter.

Goldcorp Inc. (“Goldcorp”) has provided a guarantee with respect to the delivery by Primero of all silver produced and owing under the San Dimas silver purchase agreement (Note 11) to the Company until 2029 (the “Goldcorp Guarantee”). At the time of closing of the Arrangement, Wheaton has agreed to release Goldcorp from the Goldcorp Guarantee in consideration for a payment of $10 million.

The termination of the existing Primero SPA and the effectiveness of the new San Dimas PMPA remain subject to a number of conditions, including completion of the Arrangement. Primero has indicated that closing of the Arrangement is anticipated to occur before the end of April 2018 subject to applicable regulatory approvals (including anti-trust clearance in Mexico) and the satisfaction of other customary conditions, but there can be no assurance that the Arrangement will be completed on the terms noted or at all.

[1]	If the average gold to silver price ratio decreases to less than 50:1 or increases to more than 90:1 for a period of 6 months or more, then the “70” shall be revised to “50” or “90”, as the case may be, until such time as the average gold to silver price ratio is between 50:1 to 90:1 for a period of 6 months or more in which event the “70” shall be reinstated.
[2]	Number of First Majestic Shares is based on the 20-day volume weighted average price of the First Majestic common shares ending as of January 10, 2018 and are issuable at the time of termination of the Primero SPA.